UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New Perspective Fund®

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Special feature

Investing opportunity in today’s environment

▶ See page 6

Annual report for the year ended September 30, 2010

New Perspective Fund® seeks to provide you with long-term growth of capital. Future income is a secondary objective.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

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Fellow shareholders:

During the fiscal year that came to a close on September 30, 2010, New Perspective Fund navigated the lingering challenges of the global financial crisis to post solid results.

For the 12 months, the fund gained 9.0% for shareholders who reinvested distributions totaling 30.5 cents a share. This result surpassed those of the fund’s primary benchmarks, the unmanaged MSCI World Index, which gained 7.3%, and the Lipper Global Funds Average, a measure of the fund’s peer group, which gained 8.7%.

The table below shows how the fund has fared over extended periods. We emphasize them because longer investment horizons often encompass a wide variety of market conditions and more closely parallel the holding periods associated with long-term investment objectives. As you can see, New Perspective Fund compares favorably.

Economic uncertainty, market strength

The fiscal year began with markets continuing to climb out of the depths of the global financial crisis. During the first half of the period, investor sentiment improved as economic strength emanating from the developing world helped many countries return to positive GDP growth. Though stocks fell sharply in the spring on concerns over the fate of debt-laden European nations, the final quarter of the fund’s fiscal year brought improvements, as many central banks recommitted themselves to policies aimed at stimulating growth.

In this report

Special feature

6	Investing opportunity in today’s environment

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

31	Board of directors and other officers

[Begin Sidebar]
Results at a glance
For periods ended September 30, 2010, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 3/13/1973)
New Perspective Fund
(Class A shares)	9.0%	5.1%	4.6%	12.5%

MSCI indexes*:

World Index	7.3	1.9	1.3	9.1

USA Index	10.3	0.8	–0.5	9.5

Lipper Global Funds Average†	8.7	2.0	1.6	11.3

*The market indexes are unmanaged, and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
† Source: Lipper. Averages are based on total return and do not reflect the effects of sales charges.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets
are invested
(percent invested by country)

	September 30
	2010	2009

The Americas	42.7%	43.2%
United States	35.9	36.0
Canada	4.5	4.1
Mexico	1.6	1.2
Brazil	0.7	1.9

Europe	34.0	37.1
Euro zone*	17.1	21.9
United Kingdom	6.8	6.3
Switzerland	5.2	5.0
Denmark	3.8	2.3
Sweden	0.5	0.6
Norway	0.4	0.6
Russia	0.2	0.4

Asia/Pacific Basin	14.8	13.4
Japan	6.9	5.6
Australia	2.5	2.9
South Korea	1.2	2.0
Taiwan	1.1	1.6
Singapore	1.1	—
India	0.9	0.7
China	0.7	0.4
Hong Kong	0.4	0.2

Other	2.0	0.7

Short-term securities
& other assets less
liabilities	6.5	5.6

Total	100.0%	100.0%

*Countries using the euro as a common currency: Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
[End Sidebar]

Against that backdrop, individual country and regional indexes recorded a range of results. Despite high unemployment and a paucity of upbeat economic data, the U.S. market gained 10.3%*. Europe, weighed down by the aforementioned sovereign debt crisis, posted a slight 3.2% increase. Japan, where economic and market stagnancy persist, barely edged into positive territory with a 0.2% rise.

*Unless otherwise indicated, country and region returns are based on MSCI indexes and measured in U.S. dollars with gross dividends reinvested.

Returns for several other countries painted a rosier picture, as Brazil (16.6%), Korea (15.3%) and Canada (13.5%) all climbed. The United Kingdom (9.7%), Australia (9.6%) and Switzerland (9.0%) also notched solid gains.

The effect of currency translation was mixed. For U.S.-based investors, Japanese stocks finished in the black as the yen appreciated considerably against the U.S. dollar. The opposite scenario was true for U.S. investors in companies domiciled in Europe, where the euro weakened relative to the greenback.

Broad market strength

Results for the MSCI World Index reveal broad-based market strength. Of the 10 sectors that make up the benchmark, only financial stocks posted losses. The index’s widespread gains were echoed in the fund’s portfolio, which was particularly well-supported by the consumer staples, consumer discretionary and materials areas.

However, rather than emphasizing sectors or relying on a macroeconomic approach to portfolio building, New Perspective’s long-term results are founded on a company-by-company approach to investing. The diversification this creates is apparent in the fund’s top 10 holdings, many of which led results for the 12 months. This group, which includes firms representing six different industries, was headed by retailer Amazon.com (68.2%), Danish pharmaceutical manufacturer Novo Nordisk (58.0%), Newmont Mining (42.7%), software giant Oracle (28.8%) and Anheuser-Busch InBev (28.6%). Also posting double-digit returns were Barrick Gold (22.1%), EMC (19.2%) and Honda Motor (15.4%). Google (6.0%) lagged the broader market, while Microsoft (–5.4%) was the sole top 10 holding that finished in the red.

Key contributors outside this group displayed further diversity. Ford Motor (69.8%), fertilizer producer Potash Corp. (59.4%), Apple (53.1%), electric equipment manufacturer Schneider (25.3%) and Nestlé (25.0%) all recorded healthy gains.

Among holdings that detracted from results were Vestas Wind Systems (–48.0%), Monsanto (–38.1%), Australian financial services provider Macquarie Group (–32.3%), Yahoo! (–20.4%) and European utility GDF SUEZ (–19.2%).

One company at a time

A company-by-company approach to building the fund’s portfolio means our buying and selling seldom follows a thematic line. By way of example, during the 12 months we increased our investments in retail companies. Yet we did so not because we are necessarily bullish on the sector, but because we identified specific firms within it that we believe to be well-positioned relative to certain key consumer trends.

This same approach also led us to make sizable investments in companies within the media, consumer discretionary, health care equipment and banking areas.

And while we trimmed some of our positions in the software and technology hardware sectors, it’s important to note that the motivation behind decisions to sell differed from company to company. In some cases, we were realizing profits, while in others our view of the company had changed or we found better opportunity elsewhere. And even in sectors where reductions were made, those sales were partially offset by concurrent purchases within the same sector.

[Begin Sidebar]
Largest equity holdings
Percent of net assets

Novo Nordisk	3.3%
Newmont Mining	1.9
Anheuser-Busch InBev	1.8
Google	1.6
Oracle	1.5
Microsoft	1.5
Barrick Gold	1.5
Honda Motor	1.5
EMC	1.4
Amazon.com	1.4
[End Sidebar]

Though not an investment theme, we did sell or trim a number of holdings that had appreciated considerably if we felt those assets were better deployed elsewhere. In particular, we decreased positions among some food, beverage and materials companies. We also reduced a number of energy holdings, though not surprisingly, we also added to our investments among oil-services firms as well as companies with exposure to oil sands in Canada.

As the pattern of buying and selling suggests, each company in the portfolio represents a unique investing opportunity. Though some common threads run through our investments, the particulars of a given economic and market environment may make certain characteristics particularly appealing. To get a closer look at some of the attributes that are presently attracting our attention, please turn to the feature beginning on page 6.

Our current search

In the current environment we are finding attractively valued opportunities in a wide variety of regions and industries. Though we anticipate that some of the volatility that has characterized recent market periods will continue, we believe that New Perspective Fund has the potential to reward investors over the long term.

We thank you for your continuing commitment to the fund.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman

November 5, 2010

For current information about the fund, visit americanfunds.com.

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The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2010)*

	1 year	5 years	10 years

Class A shares	2.79%	3.90%	3.99%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.79% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Expense ratios and turnover rates*
Year ended September 30, 2010
	New Perspective Fund	Industry average†

Expense ratio	0.79%	1.52%
Portfolio turnover rate	24%	88%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Latest available data for front-end load funds in the Lipper Global Funds category.

[begin mountain chart]
date	New Perspective Fund with dividends reinvested1,3	New Perspective Fund excluding dividends1	MSCI USA Index with dividends reinvested4	MSCI World Index with dividends reinvested4

3/13/73	$9,425	$9,425	$10,000	$10,000
9/30/73	$9,931	$9,931	$9,646	$9,493
9/30/74	$7,397	$7,159	$5,797	$5,885
9/30/75	$10,761	$9,945	$7,955	$7,645
9/30/76	$12,711	$11,414	$10,381	$9,325
9/30/77	$13,041	$11,447	$9,927	$9,682
9/30/78	$17,330	$14,851	$10,955	$11,891
9/30/79	$20,086	$16,785	$12,044	$13,358
9/30/80	$24,849	$20,236	$14,203	$15,940
9/30/81	$25,297	$19,876	$13,950	$14,915
9/30/82	$27,132	$19,970	$15,461	$15,310
9/30/83	$39,066	$27,021	$22,068	$21,623
9/30/84	$39,467	$26,470	$23,024	$22,854
9/30/85	$45,547	$29,634	$26,532	$28,609
9/30/86	$63,229	$40,199	$34,782	$45,568
9/30/87	$94,662	$59,018	$49,363	$65,790
9/30/88	$81,177	$49,425	$42,826	$61,886
9/30/89	$103,896	$61,382	$56,879	$77,849
9/30/90	$98,828	$56,985	$52,018	$61,412
9/30/91	$122,408	$68,721	$68,593	$76,935
9/30/92	$132,246	$72,778	$76,212	$76,606
9/30/93	$156,496	$84,770	$86,181	$92,610
9/30/94	$176,224	$94,196	$89,654	$100,086
9/30/95	$209,056	$110,012	$117,254	$115,068
9/30/96	$231,302	$119,395	$142,382	$131,407
9/30/97	$300,629	$152,502	$199,645	$163,771
9/30/98	$304,321	$152,132	$221,700	$164,609
9/30/99	$421,280	$208,845	$284,076	$213,848
9/30/00	$501,040	$247,471	$316,802	$231,980
9/30/01	$393,481	$192,176	$231,378	$167,321
9/30/02	$333,032	$160,633	$180,997	$135,766
9/30/03	$434,522	$207,655	$226,168	$171,091
9/30/04	$511,218	$242,508	$256,963	$201,256
9/30/05	$611,798	$287,485	$290,284	$240,513
9/30/06	$708,475	$328,630	$321,084	$275,971
9/30/07	$888,860	$406,256	$375,290	$335,800
9/30/08	$688,766	$309,140	$293,738	$249,781
9/30/09	$720,841	$314,742	$273,936	$245,697
9/30/10	$786,053	$339,150	$302,079	$263,655
[end mountain chart]
Year ended September 30	1973	5	1974	1975	1976	1977	1978	1979
Total value
Dividends reinvested	—		$325	401	336	279	319	443
Value at year-end	$9,931		7,397	10,761	12,711	13,041	17,330	20,086
NPF’s total return	(0.7)%		(25.5)	45.5	18.1	2.6	32.9	15.9

Year ended September 30	1980		1981	1982	1983	1984	1985	1986
Total value
Dividends reinvested	501		930	1,666	1,830	1,205	1,195	1,178
Value at year-end	24,849		25,297	27,132	39,066	39,467	45,547	63,229
NPF’s total return	23.7		1.8	7.3	44.0	1.0	15.4	38.8

Year ended September 30	1987		1988	1989	1990	1991	1992	1993
Total value
Dividends reinvested	1,393		1,819	2,603	2,615	2,977	2,522	2,171
Value at year-end	94,662		81,177	103,896	98,828	122,408	132,246	156,496
NPF’s total return	49.7		(14.2)	28.0	(4.9)	23.9	8.0	18.3

Year ended September 30	1994		1995	1996	1997	1998	1999	2000
Total value
Dividends reinvested	2,229		2,811	4,126	4,362	4,385	3,039	1,765
Value at year-end	176,224		209,056	231,302	300,629	304,321	421,280	501,040
NPF’s total return	12.6		18.6	10.6	30.0	1.2	38.4	18.9

Year ended September 30	2001		2002	2003	2004	2005	2006	2007
Total value
Dividends reinvested	5,394		5,382	3,371	3,606	5,274	8,204	11,138
Value at year-end	393,481		333,032	434,522	511,218	611,798	708,475	888,860
NPF’s total return	(21.5)		(15.4)	30.5	17.7	19.7	15.8	25.5

Year ended September 30	2008		2009	2010
Total value					Average annual
Dividends reinvested	16,291		14,430	8,926	total return for
Value at year-end	688,766		720,841	786,053	fund’s lifetime:
NPF’s total return	(22.5)		4.7	9.0	12.3%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested dividends of $131,441 and reinvested capital gain distributions of $391,565.

4The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
5For the period March 13, 1973 (when the fund began operations), through September 30, 1973.

The results shown are before taxes on fund distributions and sale of fund shares.

Investing opportunity in today’s environment

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[Begin Sidebar]
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Research by the numbers

To help gain an understanding of a company’s long-term prospects and its potential as an investment, New Perspective Fund relies on one of the investment industry’s largest research networks.
[End Sidebar]

A look at some of the key attributes of companies currently drawing the attention of New Perspective Fund’s investment professionals.

Within almost any economic environment, certain companies are able to distinguish themselves and present opportunities for investors with long-term perspectives. This certainly holds true today, despite economic conditions that have left many investors convinced that opportunities are scarce. For while economic weakness has taken its toll on many companies, certain firms have shown the operational know-how, resources, culture and franchise strength needed to endure. More than that, the strongest have actually taken advantage of the downturn to retrench and grow market share.

Such resilience and resourcefulness are highly valued by the men and women who analyze investments for New Perspective Fund. They are but two of a longer list of qualities currently attracting the attention of the fund’s investment professionals. In the following pages, we take a look at some of the other attributes we believe could help companies thrive in the years to come.

What does opportunity look like today?

“It’s important to start by saying that we understand and empathize with the economic challenges people have been facing. Likewise, we see how many folks might believe that the current environment could limit opportunities for investors,” explains Rob Lovelace, the fund’s president and one of its portfolio counselors. “Yet experience tells us that the dynamic nature of the global economy creates investment opportunities in virtually all environments. It’s certainly true at present.”

In many ways, today’s attractive investment options share the profile of those that would be appealing in any environment: they have solid business models, strong balance sheets and time-tested management. And given New Perspective’s unique mandate to focus on companies that stand to benefit from changing global trade patterns and economic and political relationships, they are also operating in multiple geographic regions. Yet investment professionals are also paying particularly close attention to other characteristics that could be markers of future success.

[Begin Sidebar]
8
Investment offices*

From Los Angeles to New York to Geneva to Hong Kong, New Perspective Fund has investment professionals on the ground in many regions. This worldwide research footprint helps in evaluating companies and industries that are global in nature.

*All figures as of 9/30/10.

35+
Investment Analysts

Many of the men and women who analyze companies and industries for the fund measure their experience in decades. To develop investment insights, they conduct extensive financial analysis, meet with company management and, perhaps most importantly, visit retail locations, production facilities, suppliers and competitors.
[End Sidebar]

Leveraged to global growth

“As we evaluate companies against the current backdrop, we’re careful to remember that while the U.S. and Western Europe’s economies have been struggling, conditions in other areas of the world have been quite different,” observes San Francisco-based semiconductor analyst Galen Hoskin. “Many developing nations largely sidestepped the 2008 financial crisis, and their economies remain in a high-growth phase. This growth is fueled largely by rising living standards, which can translate into significant upside for the businesses operating in those countries.”

These days an analyst’s view of a company can often turn on its positioning relative to developing markets. Consider something as ordinary as shampoo.

In places like the U.S. and Western Europe, spending on shampoo has basically topped out. There is little chance that consumption will grow meaningfully, and with entrenched competitors fighting for market share, there’s not much room to increase margins. However, considerable possibilities exist for companies with exposure to the developing world’s burgeoning purchasing power.

“In the U.S., a consumer on average spends around $7 per year on shampoo. In India the annual outlay is around 30 cents per person, but that number is rising,” explains Georgios Damtsas, a Geneva-based analyst who covers food, household and personal care, and tobacco companies. “Over time, a European or American company with a well-established presence and an effective distribution network in a country like India can realize significant benefits as per-capita income grows and sales of consumer staples climb.”

Naturally, many companies are eager to participate in these growth economies, but there can be significant barriers to entry for newcomers. Adds Georgios, “Distribution is a huge challenge, given that the great majority of personal care products like toothpaste are sold in small mom-and-pop stores and, in more rural areas, even by vendors on bicycles. Getting your product into the hands of the people who sell it requires a thorough understanding of the region. A long history of operating in a country can be a huge competitive advantage.”

This truth holds for products ranging from soda to mobile phones to laundry detergent. “You want to be on every street corner by the time the consumer can afford your product,” says Los Angeles-based consumer products analyst David Carpenter. “Consumer products companies that have an established presence and the ability to meet growing demand stand to gain from shifts in consumer behavior.”

To be sure, local manufacturers can be formidable competitors, yet many of the large, multinational companies on which the fund focuses have powerful brands. These brands have significant appeal in ascendant markets, as up-and-coming consumers often take their purchasing cues from the West.

Innovation

Analysts prize companies with footprints in the developing world, but they also place a premium on those able to use product innovation to support and drive sales in more developed markets.

[Begin Sidebar]
19
Languages Spoken

Analysts often hail from the regions they’re charged with covering and speak the lingua franca. A deeper understanding of the business practices and culture of the country in which a company is domiciled can often be invaluable.
[End Sidebar]

Providing unique goods and services can be a way of acquiring market share without relying on discounting or higher ad spending. “The coffee market represents a good example,” observes Georgios. “During tough times, certain consumers often ‘trade down’ from a luxury brand to a middle-tier, lower margin coffee. This can have a negative effect on cash flow and profitability. However, another set of consumers might be enticed into ‘trading up’ to the quality and convenience offered by the increasingly popular capsule-type coffee systems that companies have worked hard to develop in recent years. Providing consumers with innovative, convenient and premium-priced alternatives can support a company’s profitability and growth.”

In some cases, innovation is about identifying and filling an unmet need. Doing so has actually enabled many top-tier businesses to expand the size of the market in which they operate. Consider the replaceable-head dust mops introduced several years ago by a major consumer products manufacturer.

“It’s a great example of a company working hard to understand consumer behavior and then creating a product that becomes a strong contributor to the firm’s bottom line,” relates David.

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Innovative advertising can kick-start growth among sleepy business lines. “Some companies have achieved considerable success using cutting-edge marketing to reposition and revive aging or dormant brands,” adds David. “In these cases the public has a familiarity with the brand, which obviously is a benefit, but the ability to inject life into that brand speaks to a company’s consumer savvy — and we pay attention to that.”

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New technologies

While the previously mentioned companies are innovating within their existing business lines, investment professionals are also focusing on upstart industries like green energy.

“A number of the larger industrial conglomerates in both the U.S. and Europe participate in trends related to renewable energy. Principally, they are active in designing, manufacturing, installing and servicing wind turbines,” says New York-based industrials analyst Jason Smith. “We have investments in a number of these companies, as well as in several others, whose primary focus is wind power.”

Jason notes that investment opportunities in the green energy area go beyond wind turbines. “Several companies currently held in the portfolio are involved in the ‘greening’ of the manufacturing and industrial landscape. They develop energy efficient products that underpin the manufacturing world. This is an area of likely growth, as trends in long-term global energy consumption suggest that efficient energy utilization could be a big theme in the coming years.”

Using downturns to advantage

Another front-of-mind consideration is how companies weathered the recent downturn. Whether it was a microchip manufacturer that retained a robust commitment to research and innovation, or an apparel retailer that used softness in the real estate market to upgrade store locations on favorable terms, analysts look closely at how companies invested through the downturn.

“One of the firms that I cover was able to acquire a cash-strapped competitor with very attractive assets in markets where it already operated and had expertise,” notes New York-based European utilities analyst Andre Meade. “The company’s ability to make that acquisition was the result of its own balance sheet strength, but ultimately the transaction was enabled by the fact that the steep market downturn had lowered the targeted firm’s share price.”

[Begin Sidebar]
8
Research Clusters

On investment calls and through written communications, analysts widely share their knowledge with fellow analysts and portfolio counselors. Research clusters are smaller groups that provide colleagues a means of exchanging insights and ideas with those who cover companies and industries closely related to their own.

200+
Fund holdings

In its search for investment opportunity, New Perspective Fund casts a wide net. Accordingly, companies from more than 25 different countries are represented in the fund’s portfolio. Moreover, those holdings represent a broad range of sectors and industries.
[End Sidebar]

Interestingly, a company’s ability to play offense in an environment where competitors are back on their heels can generally be attributed to solid balance sheets, reliable cash flows, a healthy franchise and capable, crisis-tested management. In short, characteristics that make companies attractive in virtually any environment.

Matched to the fund’s approach

One reason the investment professionals of New Perspective Fund appreciate companies that are willing to invest when times are tough is because their own success often depends on taking this same approach.

“Great companies are not always hard to identify but one often has to pay a premium to invest in them,” explains David. “But because it can be difficult to generate solid returns if you buy when prices are elevated, broad-based downturns of the kind that marked 2008 must be viewed as times to be opportunistic.”

“When investor sentiment is excessively negative or positive, it’s generally the case that we should be moving against it,” explains Galen Hoskin. “That’s somewhat counterintuitive, and it often doesn’t feel very good, but by being bold — not greedy, but bold — we aim to build long-term returns.”

Adds Hong Kong-based telecommunications analyst Matt Wolf, “In a volatile market, a good company’s value proposition often remains unchanged, but the market offers the opportunity to invest at more attractive valuations that often don’t reflect the underlying strength of the business. It is important to have done your research ahead of time so that you are ready to act quickly in situations like these.”

Beyond the next quarter

When it comes to making these difficult investment decisions, analysts unanimously agree on the importance of a long-term perspective.

“I believe that our goal of holding an investment for several years rather than just a few quarters is a significant differentiator,” notes San Francisco-based retail analyst Anne-Marie Peterson. “I’m not forced to focus on six-month time frames, and that’s very freeing because sometimes it can take a while for an investment thesis to translate into a rise in share price.”

“Our longer time horizons also relieve much of the pressure to buy at precisely the right moment, which is very difficult to do,” adds David. “And saying we have a long-term focus is more than lip service, as our compensation is heavily tied to the results we produce over four-year periods.”

“There are so many reasons that stocks go up and down. Sometimes, over shorter periods, those moves are not related to the fundamentals of the business,” explains Rob Lovelace. “Yet over the long-term, the market generally recognizes the value that we have identified and rewards shareholders accordingly. Our commitment to making investments in companies rather than simply trading stocks has historically benefited New Perspective Fund’s shareholders.”  ■

Investment portfolio, September 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets
Information technology	16.54%
Financials	11.79
Health care	11.71
Consumer discretionary	10.48
Consumer staples	10.48
Other industries	32.53
Short-term securities & other assets less liabilities	6.47
[end pie chart]

Country diversification (percent of net assets)
United States	35.9%
Euro zone*	17.1
Japan	6.9
United Kingdom	6.8
Switzerland	5.2
Canada	4.5
Denmark	3.8
Australia	2.5
South Africa	2.0
Other countries	8.8
Short-term securities & other assets less liabilities	6.5
100.0

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 93.53%	Shares	(000)	assets

Information technology - 16.54%
Google Inc., Class A (1)	1,284,000	$675,114	1.58%
One of the most frequently used website search engines in the world.
Oracle Corp.	24,513,200	658,179	1.54
Major supplier of database management software. Also develops business applications and provides consulting and support.
Microsoft Corp.	26,569,600	650,689	1.52
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
EMC Corp. (1)	29,875,000	606,761	1.42
A leading maker of computer memory storage and retrieval products.
Texas Instruments Inc.	18,219,000	494,464	1.15
Global maker of semiconductors and a leading producer of digital signal processors.
Cisco Systems, Inc. (1)	20,455,100	447,967	1.05
The leading maker of equipment used in Internet networking.
Apple Inc. (1)	1,421,500	403,351	.94
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Samsung Electronics Co. Ltd. (2)	524,400	357,356	.83
Korea's top electronics manufacturer and a global leader in semiconductor production.
Yahoo! Inc. (1)	23,279,000	329,863	.77
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Other securities		2,456,689	5.74
		7,080,433	16.54

Financials - 11.79%
UBS AG (1) (2)	32,595,539	554,416	1.30
One of the world's largest financial services companies, providing wealth management, investment banking and asset management.
JPMorgan Chase & Co.	9,775,000	372,134	.87
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
ACE Ltd.	6,354,000	370,120	.86
Global provider of property and casualty insurance and reinsurance products.
ICICI Bank Ltd. (2)	11,990,000	296,633	.69
One of India's fastest growing private banks, offering banking services through traditional and electronic channels.
Prudential PLC (2)	29,450,716	294,764	.69
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
Bank of Nova Scotia	5,320,000	283,968	.66
This major bank provides financial services to Canadian and international clients.
Other securities		2,874,581	6.72
		5,046,616	11.79

Health care - 11.71%
Novo Nordisk A/S, Class B (2)	14,153,600	1,400,910	3.27
A global leader in drugs to treat diabetes.
Bayer AG (2)	7,717,360	538,902	1.26
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Novartis AG (2)	7,179,445	413,708	.97
One of the world's largest pharmaceutical companies.
Merck & Co., Inc.	8,027,573	295,495	.69
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Hospira, Inc. (1)	5,102,000	290,865	.68
Makes pharmaceuticals and drug-delivery systems, such as prefilled syringes, for use in hospitals.
CSL Ltd. (2)	7,890,998	252,079	.59
Develops pharmaceuticals, including vaccines and products derived from human plasma.
Other securities		1,817,945	4.25
		5,009,904	11.71

Consumer discretionary - 10.48%
Honda Motor Co., Ltd. (2)	18,027,500	641,274	1.50
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Amazon.com, Inc. (1)	3,772,000	592,430	1.39
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
Naspers Ltd., Class N (2)	7,775,100	379,923	.89
Owns operations in pay-TV, Internet services, print media and book publishing.
Home Depot, Inc.	10,400,000	329,472	.77
The world's largest home improvement retailer.
Sony Corp. (2)	9,325,000	288,431	.67
Multimedia company focused on electronics, games, entertainment and financial services.
McDonald's Corp.	3,470,000	258,550	.60
The world's largest fast-food chain, with restaurants throughout the U.S. and around the world.
adidas AG, non-registered shares (2)	4,085,478	253,220	.59
Global manufacturer of sports apparel.
Other securities		1,742,427	4.07
		4,485,727	10.48

Consumer staples - 10.48%
Anheuser-Busch InBev NV (2)	12,861,300	755,601	1.77
One of the world's largest brewers.
Pernod Ricard SA (2)	5,602,420	468,699	1.10
Produces wine, spirits and nonalcoholic beverages.
British American Tobacco PLC (2)	10,962,500	409,576	.96
The world's second-largest tobacco company.
SABMiller PLC (2)	11,303,008	361,637	.84
Major global brewer with interests in over 60 countries. The company is also one of the largest bottlers of Coca-Cola products.
Nestlé SA (2)	6,380,000	340,030	.79
Global packaged food and beverage company based in Switzerland.
Unilever NV, depository receipts (2)	10,075,000	301,862	.71
A global consumer goods company. Its products include Breyer's ice cream, Dove soap and Lipton teas.
Other securities		1,846,406	4.31
		4,483,811	10.48

Materials - 8.98%
Newmont Mining Corp.	12,750,000	800,827	1.87
One of the world's largest gold producers, with international gold and mineral mining operations.
Barrick Gold Corp.	13,995,322	647,843	1.51
Owns and operates gold mines in North and South America, Australia and Africa.
Gold Fields Ltd. (2)	17,000,000	258,751	.61
Among the world's largest gold mining and exploration companies.
Other securities		2,136,797	4.99
		3,844,218	8.98

Industrials - 8.72%
Schneider Electric SA (2)	4,364,934	554,604	1.30
An international supplier of industrial electrical equipment and industrial automation equipment.
United Technologies Corp.	4,630,000	329,795	.77
Among the world's leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.
Delta Air Lines, Inc. (1)	23,000,000	267,720	.62
One of the world's largest airlines.
Other securities		2,581,865	6.03
		3,733,984	8.72

Energy - 6.06%
Canadian Natural Resources, Ltd.	9,270,000	320,652	.75
One of Canada's largest oil and natural gas producers.
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	8,180,000	296,689	.69
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
Other securities		1,974,409	4.62
		2,591,750	6.06

Telecommunication services - 3.67%
América Móvil, SAB de CV, Series L (ADR)	9,191,948	490,207
América Móvil, SAB de CV, Series L	35,910,000	95,662	1.37
Latin America's largest cellular communications provider.
SOFTBANK CORP. (2)	9,398,600	307,991	.72
Internet and telecommunications conglomerate and distributor of digital media and software.
Telefónica, SA (2)	10,959,500	271,881	.64
One of the premier providers of fixed and mobile telephone and Internet services in Spain and Latin America.
Koninklijke KPN NV (2)	17,539,350	271,511	.63
Global telecommunication services provider based in the Netherlands.
Other securities		131,727	.31
		1,568,979	3.67

Utilities - 1.35%
GDF SUEZ (2)	9,418,588	338,227	.79
Major natural gas and electricity company based in France.
Other securities		239,848	.56
		578,075	1.35

Miscellaneous - 3.75%
Other common stocks in initial period of acquisition		1,603,662	3.75

Total common stocks (cost: $30,256,989,000)		40,027,159	93.53

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.20%	(000)	(000)	assets

Freddie Mac 0.18%-0.34% due 10/5/2010-5/25/2011	$1,017,170	$1,016,547	2.37
Fannie Mae 0.23%-0.51% due 12/22/2010-5/2/2011	329,200	328,912	.77
Straight-A Funding LLC 0.24%-0.35% due 10/15-12/7/2010 (3)	273,046	272,940	.64
Bank of Nova Scotia 0.22%-0.25% due 10/13/2010-1/3/2011	196,100	196,030	.46
Novartis Securities Investment Ltd. 0.21%-0.24% due 10/20-12/14/2010 (3)	82,200	82,173	.19
American Honda Finance Corp. 0.21% due 11/3/2010	25,900	25,895	.06
Other securities		732,244	1.71
Total short-term securities (cost: $2,654,397,000)		2,654,741	6.20

Total investment securities (cost: $32,911,386,000)		42,681,900	99.73
Other assets less liabilities		116,981	.27
Net assets		$42,798,881	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/10 (000)
AMR Corp. (1) (4)	15,000,000	5,000,000	-	20,000,000	$-	$125,400
Michael Page International PLC (2)	16,455,000	345,000	-	16,800,000	2,029	121,673
UAL Corp. (1) (5)	7,320,000	-	900,000	6,420,000	-	-
					$2,029	$247,073

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item. .

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $21,021,945,000, which represented 49.12% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $809,310,000, which represented 1.89% of the net assets of the fund.

(4) This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2009; it was not publicly disclosed.
(5) Unaffiliated issuer at 9/30/2010.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $32,634,541)	$42,434,827
Affiliated issuers (cost: $276,845)	247,073	$42,681,900
Cash denominated in currencies other than U.S. dollars
(cost: $3,122)		3,162
Cash		511
Receivables for:
Sales of investments	176,533
Sales of fund's shares	78,299
Dividends and interest	84,718	339,550
		43,025,123
Liabilities:
Payables for:
Purchases of investments	52,400
Repurchases of fund's shares	118,048
Investment advisory services	13,325
Services provided by affiliates	15,002
Directors' deferred compensation	3,177
Non-U.S. taxes	23,482
Other	808	226,242
Net assets at September 30, 2010		$42,798,881

Net assets consist of:
Capital paid in on shares of capital stock		$35,879,273
Undistributed net investment income		368,827
Accumulated net realized loss		(3,198,479)
Net unrealized appreciation		9,749,260
Net assets at September 30, 2010		$42,798,881

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 3,000,000 shares,
$.001 par value (1,616,913 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$31,425,275	1,183,894	$26.54
Class B	769,271	29,563	26.02
Class C	1,403,449	54,486	25.76
Class F-1	1,001,982	37,921	26.42
Class F-2	390,335	14,691	26.57
Class 529-A	911,028	34,580	26.35
Class 529-B	92,407	3,572	25.87
Class 529-C	226,963	8,790	25.82
Class 529-E	50,600	1,938	26.11
Class 529-F-1	20,037	761	26.34
Class R-1	69,086	2,693	25.66
Class R-2	562,981	21,833	25.79
Class R-3	1,159,471	44,457	26.08
Class R-4	1,038,566	39,485	26.30
Class R-5	1,240,711	46,690	26.57
Class R-6	2,436,719	91,559	26.61

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $65,600;
also includes $2,029 from affiliates)	$798,458
Interest	16,916	$815,374

Fees and expenses*:
Investment advisory services	164,232
Distribution services	117,130
Transfer agent services	44,423
Administrative services	15,559
Reports to shareholders	2,261
Registration statement and prospectus	2,603
Directors' compensation	540
Auditing and legal	220
Custodian	4,413
State and local taxes	467
Other	2,113	353,961
Net investment income		461,413

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $3,683; also includes $832 net loss from affiliates)	686,664
Currency transactions	(3,579)	683,085
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $23,482)	2,445,593
Currency translations	219	2,445,812
Net realized gain and unrealized appreciation
on investments and currency		3,128,897
Net increase in net assets resulting
from operations		$3,590,310

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended September 30
	2010	2009
Operations:
Net investment income	$461,413	$519,476
Net realized gain (loss) on investments and currency transactions	683,085	(3,824,106)
Net unrealized appreciation on investments and currency translations	2,445,812	3,795,684
Net increase in net assets resulting from operations	3,590,310	491,054

Dividends and distributions paid to shareholders from net investment income:
Dividends from net investment income	(502,403)	(877,565)
Distributions from net realized gain on investments	-	(2,599,440)
Total dividends and distributions paid to shareholders	(502,403)	(3,477,005)

Net capital share transactions	(2,411,086)	(1,070,532)

Total increase (decrease) in net assets	676,821	(4,056,483)

Net assets:
Beginning of year	42,122,060	46,178,543
End of year (including undistributed
net investment income: $368,827 and $404,620, respectively)	$42,798,881	$42,122,060

See Notes to Financial Statements

Notes to financial statements

1.	Organization

New Perspective Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund’s primary investment objective is to provide long-term growth of capital. Future income is a secondary objective.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2011; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The table on the following page presents the fund’s valuation levels as of September 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$5,513,078	$1,567,355	*	$-	$7,080,433
Financials	2,114,970	2,931,646	*	-	5,046,616
Health care	1,534,041	3,475,863	*	-	5,009,904
Consumer discretionary	1,717,931	2,767,796	*	-	4,485,727
Consumer staples	1,055,480	3,428,331	*	-	4,483,811
Materials	2,253,596	1,590,622	*	-	3,844,218
Industrials	1,816,129	1,917,855	*	-	3,733,984
Energy	1,647,977	943,773	*	-	2,591,750
Telecommunication services	614,183	954,796	*	-	1,568,979
Utilities	-	578,075	*	-	578,075
Miscellaneous	737,829	865,833	*	-	1,603,662
Short-term securities	-	2,654,741		-	2,654,741
Total	$19,005,214	$23,676,686		$-	$42,681,900

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $21,021,945,000 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the  securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks and other equity-type securities may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities and tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2010, the fund reclassified $5,355,000 from accumulated net realized loss to undistributed net investment income and $158,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$417,651
Capital loss carryforwards*:
Expiring 2017	$(880,886)
Expiring 2018	(2,331,723)	(3,212,609)
Gross unrealized appreciation on investment securities		11,197,204
Gross unrealized depreciation on investment securities		(1,457,726)
Net unrealized appreciation on investment securities		9,739,478
Cost of investment securities		32,942,422
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2010			Year ended September 30, 2009
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$389,429	$-	$389,429	$705,785	$2,025,128	$2,730,913
Class B	4,671	-	4,671	14,483	76,530	91,013
Class C	8,280	-	8,280	17,394	88,508	105,902
Class F-1	12,037	-	12,037	19,970	57,311	77,281
Class F-2	4,750	-	4,750	754	2,039	2,793
Class 529-A	9,801	-	9,801	15,423	44,675	60,098
Class 529-B	544	-	544	1,362	6,716	8,078
Class 529-C	1,185	-	1,185	2,458	11,811	14,269
Class 529-E	449	-	449	747	2,530	3,277
Class 529-F-1	225	-	225	307	802	1,109
Class R-1	390	-	390	629	2,762	3,391
Class R-2	3,166	-	3,166	6,455	31,182	37,637
Class R-3	11,295	-	11,295	18,231	61,419	79,650
Class R-4	12,008	-	12,008	15,580	43,790	59,370
Class R-5	36,811	-	36,811	57,987	144,237	202,224
Class R-6*	7,362	-	7,362	-	-	-
Total	$502,403	$-	$502,403	$877,565	$2,599,440	$3,477,005

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. For the year ended September 30, 2010, the investment advisory services fee was $164,232,000, which was equivalent to an annualized rate of 0.389% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$74,081	$43,260	Not applicable	Not applicable	Not applicable
Class B	8,912	1,163	Not applicable	Not applicable	Not applicable
Class C	13,836	Included in administrative services	$2,078	$325	Not applicable
Class F-1	2,401		1,352	101	Not applicable
Class F-2		Not applicable	424	18	Not applicable
Class 529-A	1,769		867	138	$841
Class 529-B	1,021		105	34	102
Class 529-C	2,145		222	60	216
Class 529-E	236		49	8	47
Class 529-F-1	-		18	3	17
Class R-1	605		80	20	Not applicable
Class R-2	4,127		817	1,620	Not applicable
Class R-3	5,620		1,679	641	Not applicable
Class R-4	2,377		1,397	27	Not applicable
Class R-5		Not applicable	1,421	10	Not applicable
Class R-6		Not applicable	820	2	Not applicable
Total	$117,130	$44,423	$11,329	$3,007	$1,223

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $540,000, shown on the accompanying financial statements, includes $391,000 in current fees (either paid in cash or deferred) and a net increase of $149,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2010
Class A	$2,470,412	97,559	$370,990	14,583	$(5,629,322)	(224,384)	$(2,787,920)	(112,242)
Class B	20,463	819	4,558	182	(350,891)	(14,109)	(325,870)	(13,108)
Class C	187,217	7,586	7,923	319	(254,025)	(10,398)	(58,885)	(2,493)
Class F-1	323,353	12,854	10,886	430	(325,836)	(13,046)	8,403	238
Class F-2	168,110	6,670	3,774	149	(89,242)	(3,572)	82,642	3,247
Class 529-A	135,391	5,395	9,796	388	(85,089)	(3,407)	60,098	2,376
Class 529-B	2,240	90	544	21	(26,020)	(1,054)	(23,236)	(943)
Class 529-C	33,752	1,368	1,185	47	(28,753)	(1,172)	6,184	243
Class 529-E	6,917	278	449	18	(4,830)	(194)	2,536	102
Class 529-F-1	5,950	239	225	9	(2,872)	(114)	3,303	134
Class R-1	24,648	1,009	389	16	(13,501)	(554)	11,536	471
Class R-2	144,182	5,868	3,162	127	(168,185)	(6,877)	(20,841)	(882)
Class R-3	277,151	11,148	11,290	451	(305,342)	(12,346)	(16,901)	(747)
Class R-4	309,335	12,405	12,005	476	(261,385)	(10,454)	59,955	2,427
Class R-5	436,803	17,383	36,772	1,447	(1,782,180)	(68,900)	(1,308,605)	(50,070)
Class R-6	2,121,331	82,341	7,362	290	(232,178)	(9,296)	1,896,515	73,335
Total net increase
(decrease)	$6,667,255	263,012	$481,310	18,953	$(9,559,651)	(379,877)	$(2,411,086)	(97,912)

Year ended September 30, 2009
Class A	$2,531,101	126,521	$2,611,995	143,991	$(7,046,111)	(358,316)	$(1,903,015)	(87,804)
Class B	46,999	2,454	88,765	4,962	(341,756)	(17,686)	(205,992)	(10,270)
Class C	168,812	8,590	102,079	5,754	(347,616)	(18,254)	(76,725)	(3,910)
Class F-1	364,336	17,345	69,700	3,857	(451,752)	(22,985)	(17,716)	(1,783)
Class F-2	255,279	12,091	2,264	125	(32,617)	(1,599)	224,926	10,617
Class 529-A	90,553	4,537	60,076	3,333	(75,598)	(3,866)	75,031	4,004
Class 529-B	5,266	278	8,077	454	(9,832)	(508)	3,511	224
Class 529-C	30,154	1,543	14,263	801	(25,150)	(1,291)	19,267	1,053
Class 529-E	5,603	286	3,275	183	(4,498)	(232)	4,380	237
Class 529-F-1	4,127	207	1,107	62	(2,775)	(142)	2,459	127
Class R-1	17,138	876	3,384	191	(10,772)	(558)	9,750	509
Class R-2	135,360	6,954	37,582	2,115	(119,512)	(6,181)	53,430	2,888
Class R-3	252,881	12,824	79,626	4,451	(212,584)	(10,904)	119,923	6,371
Class R-4	289,088	14,412	59,280	3,295	(145,981)	(7,425)	202,387	10,282
Class R-5	543,606	27,124	198,643	10,969	(698,032)	(34,740)	44,217	3,353
Class R-6(†)	377,104	18,370	-	-	(3,469)	(146)	373,635	18,224
Total net increase
(decrease)	$5,117,407	254,412	$3,340,116	184,543	$(9,528,055)	(484,833)	$(1,070,532)	(45,878)

* Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,581,980,000 and $12,467,101,000, respectively, during the year ended September 30, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3)(5)
Class A:
Year ended 9/30/2010	$24.63	$.29	$1.93	$2.22	$(.31)	$-	$(.31)	$26.54	9.05%	$31,425	.79%	.79%	1.14%
Year ended 9/30/2009	26.30	.31	.15	.46	(.55)	(1.58)	(2.13)	24.63	4.66	31,925	.85	.84	1.54
Year ended 9/30/2008	36.83	.69	(8.27)	(7.58)	(.68)	(2.27)	(2.95)	26.30	(22.51)	36,398	.75	.71	2.14
Year ended 9/30/2007	31.73	.48	7.18	7.66	(.50)	(2.06)	(2.56)	36.83	25.46	49,213	.74	.70	1.44
Year ended 9/30/2006	29.53	.49	3.93	4.42	(.40)	(1.82)	(2.22)	31.73	15.80	40,517	.75	.71	1.63
Class B:
Year ended 9/30/2010	24.15	.08	1.91	1.99	(.12)	-	(.12)	26.02	8.25	769	1.55	1.55	.34
Year ended 9/30/2009	25.70	.15	.18	.33	(.30)	(1.58)	(1.88)	24.15	3.85	1,031	1.60	1.59	.78
Year ended 9/30/2008	36.06	.44	(8.12)	(7.68)	(.41)	(2.27)	(2.68)	25.70	(23.11)	1,361	1.51	1.47	1.38
Year ended 9/30/2007	31.12	.22	7.04	7.26	(.26)	(2.06)	(2.32)	36.06	24.55	2,057	1.50	1.47	.68
Year ended 9/30/2006	29.01	.25	3.87	4.12	(.19)	(1.82)	(2.01)	31.12	14.89	1,714	1.52	1.48	.86
Class C:
Year ended 9/30/2010	23.95	.08	1.88	1.96	(.15)	-	(.15)	25.76	8.19	1,404	1.59	1.59	.34
Year ended 9/30/2009	25.52	.15	.17	.32	(.31)	(1.58)	(1.89)	23.95	3.85	1,365	1.62	1.61	.77
Year ended 9/30/2008	35.84	.42	(8.06)	(7.64)	(.41)	(2.27)	(2.68)	25.52	(23.14)	1,554	1.55	1.51	1.33
Year ended 9/30/2007	30.96	.21	6.99	7.20	(.26)	(2.06)	(2.32)	35.84	24.47	2,022	1.56	1.52	.63
Year ended 9/30/2006	28.88	.24	3.84	4.08	(.18)	(1.82)	(2.00)	30.96	14.84	1,526	1.59	1.55	.80
Class F-1:
Year ended 9/30/2010	24.53	.28	1.92	2.20	(.31)	-	(.31)	26.42	9.04	1,002	.81	.81	1.13
Year ended 9/30/2009	26.20	.31	.15	.46	(.55)	(1.58)	(2.13)	24.53	4.67	924	.83	.82	1.55
Year ended 9/30/2008	36.71	.68	(8.24)	(7.56)	(.68)	(2.27)	(2.95)	26.20	(22.53)	1,034	.76	.72	2.12
Year ended 9/30/2007	31.64	.48	7.15	7.63	(.50)	(2.06)	(2.56)	36.71	25.49	1,215	.75	.71	1.44
Year ended 9/30/2006	29.44	.49	3.91	4.40	(.38)	(1.82)	(2.20)	31.64	15.77	932	.76	.72	1.62
Class F-2:
Year ended 9/30/2010	24.67	.36	1.92	2.28	(.38)	-	(.38)	26.57	9.32	390	.55	.55	1.42
Year ended 9/30/2009	26.31	.28	.25	.53	(.59)	(1.58)	(2.17)	24.67	4.97	282	.58	.57	1.29
Period from 8/1/2008 to 9/30/2008	29.67	.08	(3.44)	(3.36)	-	-	-	26.31	(11.32)	22	.09	.08	.32

Class 529-A:
Year ended 9/30/2010	24.46	.27	1.92	2.19	(.30)	-	(.30)	26.35	9.01	911	.85	.85	1.10
Year ended 9/30/2009	26.14	.30	.15	.45	(.55)	(1.58)	(2.13)	24.46	4.62	788	.89	.88	1.50
Year ended 9/30/2008	36.63	.66	(8.22)	(7.56)	(.66)	(2.27)	(2.93)	26.14	(22.57)	737	.82	.78	2.07
Year ended 9/30/2007	31.59	.46	7.13	7.59	(.49)	(2.06)	(2.55)	36.63	25.38	862	.82	.78	1.38
Year ended 9/30/2006	29.41	.48	3.91	4.39	(.39)	(1.82)	(2.21)	31.59	15.72	593	.81	.77	1.59
Class 529-B:
Year ended 9/30/2010	24.04	.06	1.89	1.95	(.12)	-	(.12)	25.87	8.14	92	1.65	1.65	.26
Year ended 9/30/2009	25.64	.14	.16	.30	(.32)	(1.58)	(1.90)	24.04	3.77	109	1.71	1.70	.69
Year ended 9/30/2008	36.00	.40	(8.10)	(7.70)	(.39)	(2.27)	(2.66)	25.64	(23.20)	110	1.62	1.58	1.26
Year ended 9/30/2007	31.09	.19	7.02	7.21	(.24)	(2.06)	(2.30)	36.00	24.40	138	1.63	1.59	.57
Year ended 9/30/2006	28.99	.22	3.86	4.08	(.16)	(1.82)	(1.98)	31.09	14.77	103	1.65	1.61	.74
Class 529-C:
Year ended 9/30/2010	24.01	.07	1.88	1.95	(.14)	-	(.14)	25.82	8.13	227	1.65	1.65	.30
Year ended 9/30/2009	25.62	.14	.16	.30	(.33)	(1.58)	(1.91)	24.01	3.77	205	1.70	1.69	.70
Year ended 9/30/2008	35.98	.40	(8.09)	(7.69)	(.40)	(2.27)	(2.67)	25.62	(23.19)	192	1.62	1.58	1.27
Year ended 9/30/2007	31.08	.19	7.03	7.22	(.26)	(2.06)	(2.32)	35.98	24.42	228	1.62	1.58	.58
Year ended 9/30/2006	28.99	.23	3.85	4.08	(.17)	(1.82)	(1.99)	31.08	14.74	159	1.64	1.60	.76
Class 529-E:
Year ended 9/30/2010	24.26	.20	1.89	2.09	(.24)	-	(.24)	26.11	8.66	51	1.14	1.14	.81
Year ended 9/30/2009	25.91	.24	.16	.40	(.47)	(1.58)	(2.05)	24.26	4.34	45	1.19	1.18	1.21
Year ended 9/30/2008	36.34	.57	(8.17)	(7.60)	(.56)	(2.27)	(2.83)	25.91	(22.80)	41	1.11	1.07	1.78
Year ended 9/30/2007	31.36	.36	7.08	7.44	(.40)	(2.06)	(2.46)	36.34	25.02	50	1.11	1.08	1.09
Year ended 9/30/2006	29.22	.38	3.89	4.27	(.31)	(1.82)	(2.13)	31.36	15.36	35	1.12	1.08	1.27

Class 529-F-1:
Year ended 9/30/2010	$24.44	$.33	$1.92	$2.25	$(.35)	$-	$(.35)	$26.34	9.25%	$20	.64%	.64%	1.32%
Year ended 9/30/2009	26.15	.34	.14	.48	(.61)	(1.58)	(2.19)	24.44	4.83	15	.69	.68	1.70
Year ended 9/30/2008	36.64	.73	(8.23)	(7.50)	(.72)	(2.27)	(2.99)	26.15	(22.41)	13	.61	.57	2.27
Year ended 9/30/2007	31.59	.53	7.13	7.66	(.55)	(2.06)	(2.61)	36.64	25.65	14	.61	.58	1.59
Year ended 9/30/2006	29.39	.55	3.88	4.43	(.41)	(1.82)	(2.23)	31.59	15.91	10	.62	.58	1.82
Class R-1:
Year ended 9/30/2010	23.87	.09	1.87	1.96	(.17)	-	(.17)	25.66	8.24	69	1.58	1.58	.39
Year ended 9/30/2009	25.51	.15	.15	.30	(.36)	(1.58)	(1.94)	23.87	3.84	53	1.61	1.60	.78
Year ended 9/30/2008	35.83	.42	(8.04)	(7.62)	(.43)	(2.27)	(2.70)	25.51	(23.12)	44	1.54	1.50	1.35
Year ended 9/30/2007	31.00	.22	6.98	7.20	(.31)	(2.06)	(2.37)	35.83	24.45	49	1.58	1.54	.66
Year ended 9/30/2006	28.95	.25	3.85	4.10	(.23)	(1.82)	(2.05)	31.00	14.89	29	1.59	1.55	.85
Class R-2:
Year ended 9/30/2010	23.97	.08	1.88	1.96	(.14)	-	(.14)	25.79	8.20	563	1.61	1.61	.33
Year ended 9/30/2009	25.58	.13	.17	.30	(.33)	(1.58)	(1.91)	23.97	3.77	544	1.71	1.70	.68
Year ended 9/30/2008	35.93	.41	(8.09)	(7.68)	(.40)	(2.27)	(2.67)	25.58	(23.19)	507	1.59	1.55	1.30
Year ended 9/30/2007	31.05	.21	7.00	7.21	(.27)	(2.06)	(2.33)	35.93	24.45	644	1.60	1.53	.63
Year ended 9/30/2006	28.98	.24	3.85	4.09	(.20)	(1.82)	(2.02)	31.05	14.83	465	1.67	1.54	.82
Class R-3:
Year ended 9/30/2010	24.23	.20	1.90	2.10	(.25)	-	(.25)	26.08	8.71	1,159	1.12	1.12	.82
Year ended 9/30/2009	25.88	.25	.15	.40	(.47)	(1.58)	(2.05)	24.23	4.36	1,095	1.15	1.14	1.25
Year ended 9/30/2008	36.30	.57	(8.16)	(7.59)	(.56)	(2.27)	(2.83)	25.88	(22.79)	1,005	1.09	1.05	1.79
Year ended 9/30/2007	31.33	.36	7.07	7.43	(.40)	(2.06)	(2.46)	36.30	25.03	1,245	1.10	1.06	1.11
Year ended 9/30/2006	29.20	.39	3.88	4.27	(.32)	(1.82)	(2.14)	31.33	15.36	890	1.10	1.06	1.29
Class R-4:
Year ended 9/30/2010	24.43	.28	1.91	2.19	(.32)	-	(.32)	26.30	9.01	1,039	.81	.81	1.12
Year ended 9/30/2009	26.12	.31	.14	.45	(.56)	(1.58)	(2.14)	24.43	4.68	905	.83	.82	1.54
Year ended 9/30/2008	36.59	.67	(8.21)	(7.54)	(.66)	(2.27)	(2.93)	26.12	(22.53)	699	.79	.75	2.09
Year ended 9/30/2007	31.54	.46	7.13	7.59	(.48)	(2.06)	(2.54)	36.59	25.40	757	.81	.77	1.36
Year ended 9/30/2006	29.37	.48	3.91	4.39	(.40)	(1.82)	(2.22)	31.54	15.76	683	.79	.75	1.60
Class R-5:
Year ended 9/30/2010	24.66	.32	1.97	2.29	(.38)	-	(.38)	26.57	9.34	1,241	.51	.51	1.29
Year ended 9/30/2009	26.36	.38	.14	.52	(.64)	(1.58)	(2.22)	24.66	5.00	2,386	.53	.52	1.87
Year ended 9/30/2008	36.90	.77	(8.28)	(7.51)	(.76)	(2.27)	(3.03)	26.36	(22.30)	2,462	.49	.46	2.38
Year ended 9/30/2007	31.79	.56	7.18	7.74	(.57)	(2.06)	(2.63)	36.90	25.77	2,920	.51	.47	1.68
Year ended 9/30/2006	29.58	.57	3.93	4.50	(.47)	(1.82)	(2.29)	31.79	16.06	1,918	.51	.47	1.88
Class R-6:
Year ended 9/30/2010	24.67	.41	1.89	2.30	(.36)	-	(.36)	26.61	9.40	2,437	.46	.46	1.63
Period from 5/1/2009 to 9/30/2009	19.28	.17	5.22	5.39	-	-	-	24.67	27.96	450	.21	.21	.76

	Year ended September 30
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	24%	32%	42%	30%	32%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended September 30, 2008, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income.  If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.41%, respectively.  The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2010

Expense example
        unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010, through September 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2010	Ending account value 9/30/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,011.04	$3.98	.79%
Class A -- assumed 5% return	1,000.00	1,021.11	4.00	.79
Class B -- actual return	1,000.00	1,007.36	7.80	1.55
Class B -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class C -- actual return	1,000.00	1,007.04	8.00	1.59
Class C -- assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class F-1 -- actual return	1,000.00	1,011.09	4.08	.81
Class F-1 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-2 -- actual return	1,000.00	1,012.18	2.72	.54
Class F-2 -- assumed 5% return	1,000.00	1,022.36	2.74	.54
Class 529-A -- actual return	1,000.00	1,011.13	4.23	.84
Class 529-A -- assumed 5% return	1,000.00	1,020.86	4.26	.84
Class 529-B -- actual return	1,000.00	1,007.02	8.30	1.65
Class 529-B -- assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class 529-C -- actual return	1,000.00	1,007.03	8.25	1.64
Class 529-C -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class 529-E -- actual return	1,000.00	1,009.28	5.69	1.13
Class 529-E -- assumed 5% return	1,000.00	1,019.40	5.72	1.13
Class 529-F-1 -- actual return	1,000.00	1,011.90	3.18	.63
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.91	3.19	.63
Class R-1 -- actual return	1,000.00	1,007.46	7.90	1.57
Class R-1 -- assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class R-2 -- actual return	1,000.00	1,007.02	8.05	1.60
Class R-2 -- assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class R-3 -- actual return	1,000.00	1,009.30	5.59	1.11
Class R-3 -- assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class R-4 -- actual return	1,000.00	1,010.76	4.08	.81
Class R-4 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 -- actual return	1,000.00	1,012.58	2.52	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-6 -- actual return	1,000.00	1,012.56	2.32	.46
Class R-6 -- assumed 5% return	1,000.00	1,022.76	2.33	.46

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2010:

Foreign taxes	$0.04 per share
Foreign source income	$0.41 per share
Qualified dividend income	100%
Corporate dividends received deduction	$247,132,000
U.S. government income that may be exempt from state taxation	$452,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2010:

			10 years1/
	1 year	5 years	Life of class

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	3.25%	4.04%	3.96%
Not reflecting CDSC	8.25	4.34	3.96

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	7.19	4.30	5.18
Not reflecting CDSC	8.19	4.30	5.18

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	9.04	5.13	6.02

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	9.32	—	0.81

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	2.75	3.85	6.60
Not reflecting maximum sales charge	9.01	5.08	7.33

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	3.14	3.93	6.50
Not reflecting CDSC	8.14	4.23	6.50

Class 529-C shares4 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	7.13	4.23	6.45
Not reflecting CDSC	8.13	4.23	6.45

Class 529-E shares3,4 — first sold 3/1/02	8.66	4.77	6.77

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	9.25	5.29	10.40

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Elisabeth Allison, 64	1991	Business Advisor, Harvard Medical School; former
		Partner, ANZI, Ltd. (transactional work, specializing in
		joint ventures and strategic alliances)

Vanessa C.L. Chang, 58	2000	Director, EL & EL Investments (real estate)

Nicholas Donatiello, Jr., 50	2008	President and CEO, Odyssey Ventures, Inc.
		(business strategy and marketing consulting)

Robert A. Fox, 73	1979	Managing General Partner, Fox Investments LP;
		corporate director

Koichi Itoh, 70	1994	Chairman of the Board, Itoh Building Co., Ltd.
Chairman of the Board		(building management)
(Independent and
Non-Executive)

William H. Kling, 68	1987	President and CEO, American Public Media Group

John G. McDonald, 73	1978	Stanford Investors Professor, Graduate School of
		Business, Stanford University

William I. Miller, 54	1992	Chairman of the Board, Irwin Management Company;
		former Chairman of the Board and CEO, Irwin
		Financial Corporation

Alessandro Ovi, 66	2005	Publisher and Editor, Technology Review; President,
		TechRev.srl; former Special Advisor to the Italian
		Prime Minister; former Special Advisor to the
		President of the European Commission

Rozanne L. Ridgway, 75	2000	Director of companies; Chair (non-executive), Baltic-
		American Enterprise Fund; Chair (non-executive),
		The CNA Corp.

“Independent” directors1

	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Elisabeth Allison, 64	3	Helicos BioSciences Corporation

Vanessa C.L. Chang, 58	3	Edison International

Nicholas Donatiello, Jr., 50	3	Dolby Laboratories, Inc.

Robert A. Fox, 73	9	None

Koichi Itoh, 70	6	None
Chairman of the Board
(Independent and
Non-Executive)

William H. Kling, 68	9	None

John G. McDonald, 73	12	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

William I. Miller, 54	3	Cummins, Inc.

Alessandro Ovi, 66	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA;
		ST Microelectronics SNV; Telecom Italia Media SpA

Rozanne L. Ridgway, 75	3	Emerson Electric

“Interested” directors5
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gina H. Despres, 69	1991	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.6

Robert W. Lovelace,7 48	2001	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company;
		Executive Vice President and Director, Capital
		Research and Management Company; Director,
		The Capital Group Companies, Inc.6
Gregg E. Ireland, 60
Senior Vice President	1991	Senior Vice President — Capital World Investors,
		Capital Research and Management Company

“Interested” directors5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Gina H. Despres, 69
Vice Chairman of the Board	4	None

Robert W. Lovelace,7 48
President	2	None

Gregg E. Ireland, 60
Senior Vice President	1	None

See page 32 for footnotes.

Chairman emeritus	Vice Chairman of the Board, Capital International,
Walter P. Stern, 82	Inc.;6 Senior Partner, Capital Group International, Inc.6

President emeritus	Chairman Emeritus, Capital Research and
Jon B. Lovelace,7 83	Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities
position with fund	of the fund2	or the principal underwriter of the fund

Michael J. Thawley, 60	2008	Senior Vice President, Capital Research and
Executive Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;6 former Australian
		Ambassador to the United States

Catherine M. Ward, 63	1991	Senior Vice President and Director, Capital Research
Senior Vice President		and Management Company; Director, American
		Funds Service Company;6 Chairperson, President
		and Director, Capital Group Research, Inc.6

Brady L. Enright, 43	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company

F. Galen Hoskin, 46	2003	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company6

Joanna F. Jonsson, 47	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, American
		Funds Distributors, Inc.;6 Director, Capital
		International Limited6

Jonathan Knowles, Ph.D., 49	1998	Director, Capital Research and Management
Vice President		Company; Senior Vice President — Capital World
		Investors, Capital Research Company6

Vincent P. Corti, 54	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 37	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 38	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the 1940 Act.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.
7Robert W. Lovelace is the son of Jon B. Lovelace.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2010, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
>New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEAR-907-1110P

Litho in USA DD/RRD/8065-S26184

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$109,000
2010	$92,000

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$8,000
2010	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$14,000
2010	$23,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$3,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $25,000 for fiscal year 2009 and $33,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio

September 30, 2010

Common stocks — 93.53%	Shares	Value (000)

INFORMATION TECHNOLOGY — 16.54%
Google Inc., Class A1	1,284,000	$675,114
Oracle Corp.	24,513,200	658,179
Microsoft Corp.	26,569,600	650,689
EMC Corp.1	29,875,000	606,761
Texas Instruments Inc.	18,219,000	494,464
Cisco Systems, Inc.1	20,455,100	447,967
Apple Inc.1	1,421,500	403,351
Samsung Electronics Co. Ltd.2	524,400	357,356
Yahoo! Inc.1	23,279,000	329,863
Corning Inc.	13,500,000	246,780
ASML Holding NV2	5,434,444	162,948
ASML Holding NV (New York registered)	2,736,000	81,341
Canon, Inc.2	5,105,000	238,715
International Business Machines Corp.	1,500,000	201,210
Taiwan Semiconductor Manufacturing Co. Ltd.2	84,263,224	167,162
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,090,348	31,336
Nintendo Co., Ltd.2	725,000	181,188
Juniper Networks, Inc.1	5,000,000	151,750
First Solar, Inc.1	870,000	128,194
SAP AG2	2,408,000	119,283
HTC Corp.2	5,242,309	118,910
Intel Corp.	6,000,000	115,380
Visa Inc., Class A	1,362,000	101,142
Xilinx, Inc.	3,600,000	95,796
MediaTek Inc.2	5,510,999	77,496
Hon Hai Precision Industry Co., Ltd.2	20,160,000	75,764
Murata Manufacturing Co., Ltd.2	1,300,000	68,533
KLA-Tencor Corp.	1,704,997	60,067
Tyco Electronics Ltd.	1,153,125	33,694
		7,080,433

FINANCIALS — 11.79%
UBS AG1,2	32,595,539	554,416
JPMorgan Chase & Co.	9,775,000	372,134
ACE Ltd.	6,354,000	370,120
ICICI Bank Ltd.2	11,990,000	296,633
Prudential PLC2	29,450,716	294,764
Bank of Nova Scotia	5,320,000	283,968
Allianz SE2	1,933,000	218,219
CapitaMalls Asia Ltd.2	131,600,000	216,582
Bank of China Ltd., Class H2	408,115,000	213,659
Citigroup Inc.1	54,450,000	212,355
American Express Co.	5,000,000	210,150
Moody’s Corp.	7,600,100	189,851
HSBC Holdings PLC (United Kingdom)2	16,569,796	167,803
AXA SA2	8,851,207	155,418
Banco Santander, SA2	10,959,233	138,850
Northern Trust Corp.	2,687,500	129,645
Morgan Stanley	5,000,000	123,400
Standard Chartered PLC2	3,426,305	98,456
Nomura Holdings, Inc.2	19,000,000	92,136
DnB NOR ASA2	6,735,174	91,826
Bank of America Corp.	7,000,000	91,770
XL Group PLC	4,227,000	91,557
Macquarie Group Ltd.2	2,580,000	90,647
ING Groep NV, depository receipts1,2	8,671,773	89,559
Tokio Marine Holdings, Inc.2	2,900,000	78,390
BNP Paribas SA2	988,431	70,635
Royal Bank of Scotland Group PLC1,2	67,452,000	50,151
Goldman Sachs Group, Inc.	195,000	28,193
QBE Insurance Group Ltd.2	809,331	13,502
Berkshire Hathaway Inc., Class A1	95	11,827
		5,046,616

HEALTH CARE — 11.71%
Novo Nordisk A/S, Class B2	14,153,600	1,400,910
Bayer AG2	7,717,360	538,902
Novartis AG2	7,179,445	413,708
Merck & Co., Inc.	8,027,573	295,495
Hospira, Inc.1	5,102,000	290,865
CSL Ltd.2	7,890,998	252,079
Smith & Nephew PLC2	25,605,330	233,609
Roche Holding AG2	1,546,500	211,159
Stryker Corp.	3,817,000	191,041
Baxter International Inc.	3,565,000	170,086
UCB SA2	4,860,631	168,598
AstraZeneca PLC (United Kingdom)2	2,680,000	136,065
Sonic Healthcare Ltd.2	11,350,000	120,833
Pfizer Inc	5,985,000	102,762
Mindray Medical International Ltd., Class A (ADR)	3,448,000	101,957
St. Jude Medical, Inc.1	1,700,000	66,878
Human Genome Sciences, Inc.1	2,000,000	59,580
Edwards Lifesciences Corp.1	806,600	54,083
Covance Inc.1	1,150,000	53,808
Allergan, Inc.	800,000	53,224
Intuitive Surgical, Inc.1	175,000	49,655
Amgen Inc.1	545,000	30,035
Pharmaceutical Product Development, Inc.	587,800	14,572
		5,009,904

CONSUMER DISCRETIONARY — 10.48%
Honda Motor Co., Ltd.2	18,027,500	641,274
Amazon.com, Inc.1	3,772,000	592,430
Naspers Ltd., Class N2	7,775,100	379,923
Home Depot, Inc.	10,400,000	329,472
Sony Corp.2	9,325,000	288,431
McDonald’s Corp.	3,470,000	258,550
adidas AG, non-registered shares2	4,085,478	253,220
Toyota Motor Corp.2	6,390,000	229,034
H & M Hennes & Mauritz AB, Class B2	6,130,000	221,947
Burberry Group PLC2	12,875,000	210,500
Ford Motor Co.1	11,250,000	137,700
Starbucks Corp.	5,000,000	127,900
Industria de Diseño Textil, SA2	1,565,000	124,229
Nikon Corp.2	6,097,700	113,478
Time Warner Inc.	3,700,000	113,405
Daimler AG1,2	1,380,000	87,554
Swatch Group Ltd, non-registered shares2	186,118	70,151
Swatch Group Ltd2	245,770	16,994
Carnival Corp., units	2,000,000	76,420
Suzuki Motor Corp.2	3,360,000	70,677
Esprit Holdings Ltd.2	11,202,586	60,384
Harman International Industries, Inc.1	1,510,000	50,449
News Corp., Class A	2,420,000	31,605
		4,485,727

CONSUMER STAPLES — 10.48%
Anheuser-Busch InBev NV2	12,861,300	755,601
Pernod Ricard SA2	5,602,420	468,699
British American Tobacco PLC2	10,962,500	409,576
SABMiller PLC2	11,303,008	361,637
Nestlé SA2	6,380,000	340,030
Unilever NV, depository receipts2	10,075,000	301,862
Coca-Cola Co.	3,500,000	204,820
Philip Morris International Inc.	3,640,000	203,913
Tesco PLC2	29,845,526	198,890
PepsiCo, Inc.	2,395,000	159,124
Colgate-Palmolive Co.	1,915,000	147,187
Avon Products, Inc.	4,240,000	136,146
Wilmar International Ltd.2	27,300,000	124,673
Procter & Gamble Co.	1,900,000	113,943
Shoprite Holdings Ltd.2	7,796,928	110,440
Coca-Cola Amatil Ltd.2	9,500,875	110,085
Wal-Mart de México, SAB de CV, Series V	31,019,984	77,737
Wal-Mart de México, SAB de CV, Series V (ADR)	500,000	12,610
Beiersdorf AG2	1,057,370	64,902
Danone SA2	1,043,800	62,509
Coca-Cola Hellenic Bottling Co. SA2	2,006,000	52,830
Associated British Foods PLC2	2,975,000	49,049
Japan Tobacco Inc.2	5,262	17,548
		4,483,811

MATERIALS — 8.98%
Newmont Mining Corp.	12,750,000	800,827
Barrick Gold Corp.	13,995,322	647,843
Gold Fields Ltd.2	17,000,000	258,751
Holcim Ltd2	3,878,793	249,351
Linde AG2	1,757,400	229,241
Syngenta AG2	921,525	229,160
Potash Corp. of Saskatchewan Inc.	1,260,900	181,620
BASF SE2	1,500,000	94,769
FMC Corp.	1,373,000	93,927
Dow Chemical Co.	3,405,000	93,501
United States Steel Corp.	2,000,000	87,680
Impala Platinum Holdings Ltd.2	3,320,400	85,650
Alcoa Inc.	6,820,800	82,600
Akzo Nobel NV2	1,325,000	81,972
Ecolab Inc.	1,600,000	81,184
Newcrest Mining Ltd.2	2,000,000	76,687
Rio Tinto PLC2	1,303,969	76,568
BHP Billiton Ltd.2	2,000,000	76,254
First Quantum Minerals Ltd.	947,300	72,044
Xstrata PLC2	3,329,077	63,928
Monsanto Co.	1,300,000	62,309
Nitto Denko Corp.2	1,400,000	54,907
Weyerhaeuser Co.	3,176,430	50,061
CRH PLC2	812,000	13,384
		3,844,218

INDUSTRIALS — 8.72%
Schneider Electric SA2	4,364,934	554,604
United Technologies Corp.	4,630,000	329,795
Delta Air Lines, Inc.1	23,000,000	267,720
Vestas Wind Systems A/S1,2	5,966,472	224,595
Ryanair Holdings PLC (ADR)1	7,270,803	224,013
FANUC LTD2	1,557,700	197,562
UAL Corp.1	6,420,000	151,705
General Electric Co.	9,000,000	146,250
Geberit AG2	797,000	142,052
Marubeni Corp.2	24,285,000	137,638
Siemens AG2	1,237,100	130,843
AMR Corp.1,3	20,000,000	125,400
Michael Page International PLC2,3	16,800,000	121,673
European Aeronautic Defence and Space Co. EADS NV1,2	4,500,000	112,533
Deere & Co.	1,500,000	104,670
Tyco International Ltd.	2,678,125	98,367
Canadian Pacific Railway Ltd.	1,600,000	97,751
United Parcel Service, Inc., Class B	1,424,017	94,968
Precision Castparts Corp.	600,000	76,410
Komatsu Ltd.2	3,258,000	75,853
Finmeccanica SpA2	6,131,503	72,887
Orkla AS2	7,650,000	70,553
Vallourec SA2	698,000	69,457
Honeywell International Inc.	1,500,000	65,910
Emerson Electric Co.	629,900	33,170
JGC Corp.2	437,000	7,605
		3,733,984

ENERGY — 6.06%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	8,180,000	296,689
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	983,150	32,267
Canadian Natural Resources, Ltd.	9,270,000	320,652
TOTAL SA2	4,600,000	237,265
Royal Dutch Shell PLC, Class A (ADR)	1,850,000	111,555
Royal Dutch Shell PLC, Class B2	2,585,998	75,492
Saipem SpA, Class S2	3,935,000	157,976
Tenaris SA (ADR)	3,925,218	150,807
Cenovus Energy Inc.	4,850,000	139,480
Oil Search Ltd.2	21,600,000	128,555
Schlumberger Ltd.	2,038,000	125,561
Occidental Petroleum Corp.	1,500,000	117,450
Transocean Ltd.1	1,605,000	103,185
INPEX CORP.2	21,665	101,998
Reliance Industries Ltd.2	4,430,000	97,367
OAO Gazprom (ADR)2	4,331,500	91,146
Baker Hughes Inc.	2,000,000	85,200
FMC Technologies, Inc.1	1,000,000	68,290
Imperial Oil Ltd.	1,700,000	64,421
Eni SpA2	2,500,000	53,974
Chevron Corp.	400,000	32,420
		2,591,750

TELECOMMUNICATION SERVICES — 3.67%
América Móvil, SAB de CV, Series L (ADR)	9,191,948	490,207
América Móvil, SAB de CV, Series L	35,910,000	95,662
SOFTBANK CORP.2	9,398,600	307,991
Telefónica, SA2	10,959,500	271,881
Koninklijke KPN NV2	17,539,350	271,511
Vodafone Group PLC2	41,775,000	103,413
AT&T Inc.	990,000	28,314
		1,568,979

UTILITIES — 1.35%
GDF SUEZ2	9,418,588	338,227
SUEZ Environnement Co.2	8,101,958	149,943
CLP Holdings Ltd.2	11,260,000	89,905
		578,075

MISCELLANEOUS — 3.75%
Other common stocks in initial period of acquisition		1,603,662

Total common stocks (cost: $30,256,989,000)		40,027,159

	Principal amount
Short-term securities — 6.20%	(000)

Freddie Mac 0.18%–0.34% due 10/5/2010–5/25/2011	$1,017,170	1,016,547
Fannie Mae 0.23%–0.51% due 12/22/2010–5/2/2011	329,200	328,912
Straight-A Funding LLC 0.24%–0.35% due 10/15–12/7/20104	273,046	272,940
Bank of Nova Scotia 0.22%–0.25% due 10/13/2010–1/3/2011	196,100	196,030
National Australia Funding (Delaware) Inc. 0.25%–0.255% due 1/18–1/19/20114	110,500	110,425
International Bank for Reconstruction and Development 0.19% due 1/7/2011	89,500	89,453
Novartis Securities Investment Ltd. 0.21%–0.24% due 10/20–12/14/20104	82,200	82,173
Commonwealth Bank of Australia 0.25% due 1/14/20114	78,700	78,637
Federal Home Loan Bank 0.18%–0.19% due 10/22–12/27/2010	61,500	61,481
Procter & Gamble Co. 0.26% due 12/2/20104	49,600	49,582
Wal-Mart Stores Inc. 0.21% due 11/9/20104	40,000	39,991
Bank of America Corp. 0.24% due 11/16/2010	40,000	39,987
Canada Bill 0.20% due 11/19/2010	36,300	36,289
Variable Funding Capital Company LLC 0.24% due 11/29/20104	35,100	35,084
Shell International Finance BV 0.20% due 10/14/20104	32,000	31,998
Canadian Imperial Holdings Inc. 0.24% due 11/10/2010	29,600	29,590
Nestlé Capital Corp. 0.21% due 10/12/20104	28,800	28,798
Jupiter Securitization Co., LLC 0.26% due 10/18/20104	28,700	28,696
Québec (Province of) 0.33% due 11/15/20104	26,600	26,591
American Honda Finance Corp. 0.21% due 11/3/2010	25,900	25,895
Toronto-Dominion Holdings USA Inc. 0.22% due 10/29/20104	24,400	24,395
Rabobank USA Financial Corp. 0.23% due 10/26/2010	21,250	21,247

Total short-term securities (cost: $2,654,397,000)		2,654,741

Total investment securities (cost: $32,911,386,000)		42,681,900
Other assets less liabilities		116,981

Net assets		$42,798,881

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $21,021,945,000, which represented 49.12% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $809,310,000, which represented 1.89% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-907-1110O-S25531

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
New Perspective Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. (the "Fund") as of September 30, 2010, and for the year then ended and have issued our unqualified report thereon dated November 5, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of September 30, 2010 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: November 30, 2010

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: November 30, 2010